UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 1, 2005

Refco Group Ltd., LLC
Refco Finance Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-119701	52-2169014
Delaware	333-119701	20-1400416
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One World Financial Center 200 Liberty Street, Tower A New York, New York		10281
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 693-7000

Not Applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐         Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events

On September 1, 2005, Refco Group Ltd., LLC, a wholly-owned subsidiary of Refco Inc., announced the completion of its acquisition of the global brokerage operations of Cargill Investor Services.

Item 9.01.    Financial Statements and Exhibits

(c)	Exhibits

99.1	Press Release, dated September 1, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Refco Group Ltd., LLC

Date: September 1, 2005	By:	/s/ PHILLIP R. BENNETT
Name: Phillip R. Bennett Title: President and Chief Executive Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Refco Finance Inc.

Date: September 1, 2005	By:	/s/ PHILLIP R. BENNETT
Name: Phillip R. Bennett Title: President